                                                                    EXHIBIT 99.1

[LOGO OF MERRILL LYNCH           COMPUTATIONAL MATERIALS FOR
      APPEARS HERE]              SAXON ASSET SECURITIES TRUST, SERIES 1999-3



                             Computational Materials

                             $850,000,000 (Approx.)

                       SAXON ASSET SECURITIES TRUST 1999-3





                          [LOGO OF SAXON APPEARS HERE]



JULY 27, 1999

[LOGO OF MERRILL LYNCH APPEARS HERE]

                                             Computational Materials for
                                             Saxon Asset Securities Trust 1999-3

--------------------------------------------------------------------------------

The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


--------------------------------------------------------------------------------
                                       2

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OF MERRILL LYNCH APPEARS HERE]

                                             Computational Materials for
                                             Saxon Asset Securities Trust 1999-3

--------------------------------------------------------------------------------
                             $850,000,000 (Approx.)
                       Saxon Asset Securities Trust 1999-3

                             Transaction Highlights
                             ----------------------

---------------------------------------------------------------------------------------------------
            Class Size      Tranche Type /    Expected Ratings  Average Life        Payment
 Class(1)   ($millions)    Collateral Group      (Moody's /     (years) (2)        Window(3)
                                                   Fitch)
---------------------------------------------------------------------------------------------------
   AF-1       154.198   Floater Sequential/FRM     Aaa / AAA      0.92 / 0.92   20 (09/99 to 04/01)
   AF-2       70.000      Fixed Sequential/FRM     Aaa / AAA      2.04 / 2.04   10 (04/01 to 01/02)
   AF-3       67.000      Fixed Sequential/FRM     Aaa / AAA      3.05 / 3.05   19 (01/02 to 07/03)
   AF-4       56.000      Fixed Sequential/FRM     Aaa / AAA      5.11 / 5.11   37 (07/03 to 07/06)
   AF-5       32.000      Fixed Sequential/FRM     Aaa / AAA      7.34 / 11.21   6 (07/06 to 12/06)
   AF-6       42.133             Fixed NAS/FRM     Aaa / AAA      6.22 / 6.63   51 (10/02 to 12/06)
   MF-1       24.639       Fixed Mezzanine/FRM     Aa2 / AA       5.34 / 6.10   52 (09/02 to 12/06)
   MF-2       19.711       Fixed Mezzanine/FRM      A2 / A        5.34 / 6.01   52 (09/02 to 12/06)
   BF-1       14.784     Fixed Subordinate/FRM    Baa2 / BBB      5.34 / 5.80   52 (09/02 to 12/06)
  BF-1A       12.320     Fixed Subordinate/FRM    Baa2 / BBB (4)  0.83 / 0.83   21 (09/99 to 05/01)

   AV-1       202.526       Senior Floater/ARM     Aaa / AAA      2.40 / 2.49   88 (09/99 to 12/06)
   AV-2       77.888        Senior Floater/ARM     Aaa / AAA      2.38 / 2.46   88 (09/99 to 12/06)
   MV-1       27.684     Floater Mezzanine/ARM     Aa2 / AA       4.66 / 4.85   48 (01/03 to 12/06)
   MV-2       23.219     Floater Mezzanine/ARM      A2 / A        4.55 / 4.70   51 (10/02 to 12/06)
   BV-1       14.289   Floater Subordinate/ARM    Baa2 / BBB      4.50 / 4.54   52 (09/02 to 12/06)
  BV-1A       11.609     Fixed Subordinate/ARM    Baa2 / BBB (4)  0.84 / 0.84   19 (09/99 to 03/01)
---------------------------------------------------------------------------------------------------

(1) Classes AF-1 through AF-6, MF-1, MF-2, BF-1 and BF-1A are backed by a fixed rate pool. Classes AV-1, AV-2, MV-1, MV-2, BV-1 and BV-1A are backed by an ARM pool.
(2) Average life shown to 10% call first, followed by to maturity. See "Prepayment Speed" below.
(3)  Payment windows are shown to 10% call for all Classes.
(4)  Pending final rating agency approval.

Seller and Master Servicer:   Saxon Mortgage, Inc.

Depositor:                    Saxon Asset Securities Company

Servicer:                     Meritech Mortgage Services, Inc.
Trustee:                      Chase Bank of Texas, NA

Underwriters:                 Merrill Lynch & Co. (Lead-Manager)
                              Bank of America Securities, Prudential Securities,
                              Banc One Capital Markets (Co-Managers).

Collateral:                   Group I will consist of fixed rate, conventional
                              home equity loans secured by first and second lien mortgages. Group II will consist of adjustable rate, conventional home equity loans secured by first lien mortgages. Group II will be divided into Sub Pool II-A and Sub Pool II-B, with Sub Pool II-A consisting of agency conforming balance mortgages. See "Collateral
                              Description" within for more detail.

Prepayment Speed:

Fixed-Rate Certificates:      All classes are priced at 100% of the prepayment
                              assumption ("PPC"). 100% PPC describes prepayments starting at 2.4% CPR in month 1, increasing by approximately 2.4% CPR per month to 24% CPR in month 10, and remaining at 24% CPR thereafter.

Floating-Rate Certificates:   All classes are priced at 100% of the prepayment
                              assumption ("PPC"). 100% PPC describes prepayments starting at 4.0% CPR in month 1, increasing by approximately 1.476% CPR per month to 35% CPR in month 22, and remaining at 35% CPR thereafter.

Expected Settlement:          August 18, 1999, through DTC, Euroclear and CEDEL.

--------------------------------------------------------------------------------
                                       3

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OF MERRILL LYNCH APPEARS HERE]

                                             Computational Materials for
                                             Saxon Asset Securities Trust 1999-3

--------------------------------------------------------------------------------
Distribution Dates:           The 25th of each month, beginning September, 1999



--------------------------------------------------------------------------------
                                       4

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OF MERRILL LYNCH APPEARS HERE]

                                             Computational Materials for
                                             Saxon Asset Securities Trust 1999-3

--------------------------------------------------------------------------------

Fixed Rate Class Available   Certain Group I Certificates, possibly the Class
Funds Cap:                   AF-5, AF-6, MF and BF certificates may be subject
                             to an available funds cap. The cap is calculated as the weighted average coupon for the fixed rate group less the Servicing Fee and the Master
                             Servicing Fee (which combined is approximately
                             0.55%). Shortfalls due to this available funds cap will NOT be carried forward.

Adjustable Rate Class        All of the ARM classes are subject to an available
Available Funds Cap:         funds cap. The cap is calculated as the total
                             scheduled interest for the related due period on the ARM group loans less the monthly servicing fee and the master servicing fee (totaling approximately 0.55%) divided by the outstanding
                             ARM certificate principal balance (divided by actual/360).

Group II Certificates        If on any Distribution Date the Pass Through Rate
Carryover Amount:            for a Class of the Group II Certificates is based
                             on upon the Group II Available Funds Cap, the excess of (i) the amount of interest that such Class would have been entitled to receive on such Distribution Date based on LIBOR plus the Applicable Spread (but not more than the weighted average of the maximum lifetime net Mortgage
                             Interest Rates for Group II) over (ii) the amount of interest such Class received on such Distribution Date based on the Group II Available
                             Funds Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the then applicable
                             Pass Through Rate, without giving effect to the Group II Available Funds Cap).

Interest Carry Forward:      Any interest due but not paid to
                             the certificates is carried forward and paid in future periods to the extent interest funds are available. Any Interest Carry Forward amount WILL earn interest at the applicable pass-through rate.

Clean-up Call:               10% of original aggregate mortgage loan principal
                             balance

Coupon Step Up:              After the Clean-up Date and should the
                             10% Clean-up Call not be exercised, the coupon on Classes AF-5, MF-1, MF-2 and BF-1 will increase by
                             50 basis points. In addition, the spread to LIBOR on Classes AV-1 and AV-2 will double, and the spread to LIBOR on Classes MV-1, MV-2 and BV-1 will increase by 50%.

Prefunding:                  At closing, the Depositor will deposit funds into
                             a Prefunding Account to be used to purchase additional mortgage loans during a set period (not to exceed 90 days). Any amounts remaining in the account at the end of the period will be distributed as a prepayment of principal to the holders of the Certificates in the applicable group.

                             Group 1  Prefunding Amount:  172,111,285  (Approx.)
                             Group 2  Prefunding Amount:  124,826,644  (Approx.)

Tax Status:                  REMIC

ERISA Eligibility:           The senior certificates are ERISA eligible; All
                             other Certificate Classes are NOT ERISA eligible.

SMMEA Eligibility:           Only the Class AV-1, AV-2 and MV-1 Certificates
                             are SMMEA eligible.


--------------------------------------------------------------------------------
                                       5

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OF MERRILL LYNCH APPEARS HERE]


                                                                   Computational Materials for
                                                                   Saxon Asset Securities Trust 1999-3
------------------------------------------------------------------------------------------------------------------------------------

Initial Class Size:   Group I Certificates                                       Group II Certificates
                      -----------------------------------------                  ---------------------------------------------------

                      Class AF-1 through Class AF-6      85.50%                  Class AV                         78.50%
                      Class MF-1                          5.00%                  Class MV-1                        7.75%
                      Class MF-2                          4.00%                  Class MV-2                        6.50%
                      Class BF-1                          3.00%                  Class BV-1                        4.00%
                      Class BF-1A                         2.50%                  Class BV-1A                       3.25%

Credit Enhancement:        A combination of:
                               - Monthly excess cash flow;
                               - Cross-collateralization;
                               - Bond subordination and overcollateralization.
Distributions
of Interest:         Interest collections with respect to each Group
                     (net of servicing, master servicing and trustee fees) will be allocated in the following priority:

                     (1) Current interest and any interest carry forward amount (plus interest on this amount) to the Class A Certificates;

                     (2) Current interest to the Class M-1 Certificates;

                     (3) Current interest to the Class M-2 Certificates;

                     (4) Current interest to the Class B-1 and B-1A Certificates, concurrently;

                     (5) Extra Principal Distributions (see below);

                     (6) Excess applied to any interest carry forward on subordinate classes;

                     (7) Excess made available to any other subordinate classes;

                     (8) Excess made available to the other collateral group (i.e., cross-collateralization - repeat steps #1 through #6, above);

                     (9) In the case of Group II, to the Group II Certificates (in the order described above) for interest shortfall carryover;

                     (10) Class B-1A Additional Principal;

                     (11) Excess to the Residual holder.

Extra Principal
Distribution Amount:  With respect to any Distribution Date, the excess of all realized losses for a Group over all extra principal distributed for such Group with respect to prior Distribution Dates.

                      If on any Distribution Date, after giving effect to any Extra Principal Distribution Amount, the aggregate principal balance of the certificates with respect to a Group exceed the aggregate principal balance of the mortgages in such Group, the principal balance of the Subordinate Certificates (not the Class A Certificates) of such Group will be reduced by an amount equal to such excess (an Applied Realized Loss Amount), in inverse order of seniority, until each class has been reduced to zero.

                      The extra principal is made available at the top of the principal distribution waterfall as an additional principal distribution amount. Simultaneously, the certificate balance of any subordinate class previously reduced by an applied realized loss amount will then be increased, in direct order of seniority, by the lesser of
                      (i) such Extra Principal Distribution Amount, and (ii) the unpaid Realized Loss Amount applicable to such class. After any such increase, such class will thereafter be entitled to distributions of principal and interest with respect to the certificate balance as so increased.

                      This mechanism has the effect of rebuilding credit enhancement by effectively paying excess interest as principal to build over-collateralization and then reestablishing the principal balance of previously written-down subordinate certificates.


--------------------------------------------------------------------------------
                                       6

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OF MERRILL LYNCH APPEARS HERE]

                                                  Computational Materials for
                                                  Saxon Asset Securities Trust 1999-3
------------------------------------------------------------------------------------------------------------------------------------
Principal Cashflow
Priority:             Collections of Principal BEFORE the Stepdown Date, or if a Trigger Event exists, will be allocated in the following priority:

                      Group I Cashflows:
                      (1)                         Pay AF-6 according to the following Lockout Percentage:

                               Distribution Date:
                               Sept. 1999 - Aug. 2002                              0%
                               Sept. 2002 - Aug. 2004                             45%
                               Sept. 2004 - Aug. 2005                             80%
                               Sept. 2005 - Aug. 2006                            100%
                               Sept. 2006 & thereafter                           300%
                      (2)                         Pay Classes AF-1 through AF-6 sequentially until each is reduced to zero.

                      (3)                         Pay Classes MF-1, MF-2, BF-1, and BF-1A sequentially until each is reduced to zero.

                      Group II Cashflows:
                      (1)                         Pay Class AV-1 from Sub Pool II-A principal collections and Class AV-2 from Sub
                                                  Pool II-B principal collections until each is reduced to zero.

                      (2)                         Pay Classes MV-1, MV-2, BV-1, and BV-1A sequentially until each is reduced to zero.


                      Collections of Principal ON and AFTER the Stepdown Date, assuming no Trigger Event exists, will be allocated in the following priority:

                      Group I Cashflows:
                           Pay the AF-1 through AF-6 (according to the priority described above), Class MF-1, Class MF-2, Class BF-
                           1, and Class BF-1A concurrently in accordance with enhancement targets equal to two (2) times the initial enhancement for each class:

                                                            Approximate                   Approximate Targeted
                                                        Targeted % of Pool                 Credit Enhancement

                      Class AF-1 through AF-6                 71.00%                             29.00%
                      Class MF-1                              10.00%                             19.00%
                      Class MF-2                               8.00%                             11.00%
                      Class BF-1                               6.00%                              5.00%
                      Class BF-1A                              5.00%                               0.0%

                      Group II Cashflows:
                           Pay Class AV, MV-1, MV-2, BV-1, and BV-1A concurrently in accordance with the enhancement targets equal to two (2) times the initial enhancement for each class:

                                                             Approximate                   Approximate Targeted
                                                         Targeted % of Pool                 Credit Enhancement
                      Class AV                                 57.00%                             43.00%
                      Class MV-1                               15.50%                             27.50%
                      Class MV-2                               13.00%                             14.50%
                      Class BV-1                                8.00%                              6.50%
                      Class BV-1A                               6.50%                               0.0%

------------------------------------------------------------------------------------------------------------------------------------

                                                                 7

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OF MERRILL LYNCH APPEARS HERE]

                                                       Computational Materials for
                                                       Saxon Asset Securities Trust 1999-3
------------------------------------------------------------------------------------------------------------------------------------


Class B-1A
Additional Principal:   After paying the amounts of interest and principal due on the Certificates described above, the Trustee will apply a portion of the remaining InterestFunds, the "Applicable Percentage," with respect to a Group, if any, to the payment of additional principal to the Class B-1A Certificates relating to such Group. The
                        "Applicable Percentage" for each Group and Distribution Date is set forth below:


                                                                                   Group I                Group II
                           September 1999 - August 2001                             67.5%                  65.0%
                           September 2001 and thereafter                            100.0%                 100.0%



Stepdown Date:          With respect to a Group, the earlier of (1) the date on which the principal balance of the Class A
                        Certificates is reduced to zero and (2) the later of (x) the 37th Distribution Date and (y) the first
                        Distribution Date on which (i) with respect to Group I, the principal balance of the Group I Senior
                        Certificates is less than or equal to 71.0% of the principal balance of the Group I Loans or (ii) with respect to Group II, the principal balance of the Group II Senior Certificates is less than or equal to
                        57.0% of the principal balance of the Group II Loans.


Trigger Event:          Occurs with respect to a Loan Group when 60+ day delinquency percentage is greater than (x) [50%] of the
                        Senior Enhancement Percentage for the Group I Certificates or (y) [40%] of the Senior Enhancement Percentage
                        for the Group II Certificates.


Prospectus:             The Offered Certificates are being offered pursuant to a Prospectus which includes a Prospectus Supplement
                        (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the
                        Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

------------------------------------------------------------------------------------------------------------------------------------

                                                                 8

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OF MERRILL LYNCH APPEARS HERE]

                                             Computational Materials for
                                             Saxon Asset Securities Trust 1999-3

--------------------------------------------------------------------------------

                                                   To Call
                                     % of Pricing Prepayment Assumptions

                                   0%         75%         90%        100%        125%        150%        175%
AF1           WAL               10.88        1.15        1.00        0.92        0.78        0.69        0.62
              Begin                 1           1           1           1           1           1           1
              End                 178          25          22          20          16          14          12

AF2           WAL               14.85        2.66        2.25        2.04        1.66        1.41        1.22
              Begin               178          25          22          20          16          14          12
              End                 178          39          32          29          24          20          17

AF3           WAL               15.63        4.18        3.43        3.05        2.37        1.97        1.69
              Begin               178          39          32          29          24          20          17
              End                 233          65          53          47          33          27          23

AF4           WAL               23.81        7.69        5.96        5.11        3.69        2.64        2.24
              Begin               233          65          53          47          33          27          23
              End                 326         118          99          83          59          36          30

AF5           WAL               28.12        9.85        8.27        7.34        5.66        4.32        2.76
              Begin               326         118          99          83          59          36          30
              End                 340         118          99          88          70          57          36

AF6           WAL               12.52        6.92        6.53        6.22        5.42        4.69        3.85
              Begin                37          37          37          38          42          46          36
              End                 178         118          99          88          70          57          47

MF1           WAL               20.44        7.10        5.94        5.34        4.45        4.03        3.89
              Begin               178          44          37          37          39          41          44
              End                 340         118          99          88          70          57          47

MF2           WAL               20.44        7.10        5.94        5.34         4.4        3.89        3.65
              Begin               178          44          37          37          38          39          40
              End                 340         118          99          88          70          57          47

BF1           WAL               20.39        7.10        5.94        5.34        4.37        3.81        3.49
              Begin               178          44          37          37          37          38          38
              End                 340         118          99          88          70          57          47

BF1A          WAL                0.75        0.80        0.82        0.83        0.87        0.91        0.97
              Begin                 1           1           1           1           1           1           1
              End                  17          19          20          21          22          25          27


--------------------------------------------------------------------------------
                                        9

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OF MERRILL LYNCH APPEARS HERE]

                                             Computational Materials for
                                             Saxon Asset Securities Trust 1999-3

--------------------------------------------------------------------------------


                                                   To Call
                                     % of Pricing Prepayment Assumptions

                                   0%         75%         90%        100%        125%        150%        175%
AV1           WAL               20.76        3.16        2.67        2.40        1.85        1.47        1.31
              Begin                 1           1           1           1           1           1           1
              End                 340         118          99          88          70          34          29

AV2           WAL               20.64        3.14        2.65        2.38        1.83        1.46        1.29
              Begin                 1           1           1           1           1           1           1
              End                 340         118          99          88          70          34          29

MV1           WAL               27.08        5.81        4.99        4.66        4.51        4.43         3.7
              Begin               290          37          39          41          45          34          29
              End                 340         118          99          88          70          57          47

MV2           WAL               27.08        5.81        4.95        4.55        4.05        3.74        3.13
              Begin               290          37          38          38          40          39          33
              End                 340         118          99          88          70          57          47

BV1           WAL               27.08        5.80        4.91         4.5        3.88        3.45        2.92
              Begin               290          37          37          37          38          36          31
              End                 340         118          99          88          70          57          47

BV1A          WAL                0.78        0.82        0.83        0.84        0.85        0.88        0.90
              Begin                 1           1           1           1           1           1           1
              End                  17          19          19          19          20          22          23


--------------------------------------------------------------------------------
                                       10

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OF MERRILL LYNCH APPEARS HERE]

                                             Computational Materials for
                                             Saxon Asset Securities Trust 1999-3

--------------------------------------------------------------------------------

                                                 To Maturity
                                     % of Pricing Prepayment Assumptions

                                   0%         75%         90%        100%        125%        150%        175%
AF1           WAL               10.88        1.15        1.00        0.92        0.78       0.69          0.62
              Begin                 1           1           1           1           1          1             1
              End                 178          25          22          20          16         14            12

AF2           WAL               14.85        2.66        2.25        2.04        1.66       1.41          1.22
              Begin               178          25          22          20          16         14            12
              End                 178          39          32          29          24         20            17

AF3           WAL               15.63        4.18        3.43        3.05        2.37       1.97          1.69
              Begin               178          39          32          29          24         20            17
              End                 233          65          53          47          33         27            23

AF4           WAL               23.81        7.83        6.01        5.11        3.69       2.64          2.24
              Begin               233          65          53          47          33         27            23
              End                 326         135         110          83          59         36            30

AF5           WAL               28.57       14.18       12.37       11.21        7.86       4.86          2.76
              Begin               326         135         110          83          59         36            30
              End                 357         239         202         183         173        141            36

AF6           WAL               12.52        7.04        6.76        6.63        6.46        6.5           5.7
              Begin                37          37          37          38          42         46            36
              End                 178         178         178         178         171        139           118

MF1           WAL               20.51        7.89        6.75         6.1        5.04       4.51          4.39
              Begin               178          44          37          37          39         41            44
              End                 353         182         178         170         135        110            91

MF2           WAL               20.49        7.89        6.66        6.01        4.92       4.31          4.01
              Begin               178          44          37          37          38         39            40
              End                 350         178         170         153         121         99            82

BF1           WAL               20.39        7.68        6.43         5.8        4.72        4.1          3.74
              Begin               178          44          37          37          37         38            38
              End                 343         174         146         132         104         85            71

BF1A          WAL                0.75        0.80        0.82        0.83        0.87       0.91          0.97
              Begin                 1           1           1           1           1          1             1
              End                  17          19          20          21          22         25            27


--------------------------------------------------------------------------------
                                       11

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OF MERRILL LYNCH APPEARS HERE]

                                             Computational Materials for
                                             Saxon Asset Securities Trust 1999-3

--------------------------------------------------------------------------------

                                                 To Maturity
                                     % of Pricing Prepayment Assumptions

                                   0%         75%         90%        100%        125%        150%        175%
AV1           WAL               20.86        3.28        2.77        2.49        1.91       1.47          1.31
              Begin                 1           1           1           1           1          1             1
              End                 359         208         172         153         118         34            29

AV2           WAL               20.73        3.25        2.74        2.46        1.88       1.46          1.29
              Begin                 1           1           1           1           1          1             1
              End                 358         204         168         149         114         34            29

MV1           WAL               27.34        6.09         5.2        4.85        4.65       4.97          4.13
              Begin               290          37          39          41          45         34            29
              End                 357         178         147         131         101         94            77

MV2           WAL               27.33        6.03        5.11         4.7        4.14       3.81          3.19
              Begin               290          37          38          38          40         39            33
              End                 356         162         133         119          92         74            60

BV1           WAL               27.31        5.87        4.95        4.54         3.9       3.47          2.93
              Begin               290          37          37          37          38         36            31
              End                 354         138         114         101          79         63            52

BV1A          WAL                0.78        0.82        0.83        0.84        0.85       0.88          0.90
              Begin                 1           1           1           1           1          1             1
              End                  17          19          19          19          20         22            23


--------------------------------------------------------------------------------
                                       12

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OF MERRILL LYNCH APPEARS HERE]

                                             Computational Materials for
                                             Saxon Asset Securities Trust 1999-3



               Saxon Mortgage 1999-3 Collateral Description

--------------------------------------------------------------------------------
                      Fixed Pool (Group I Mortgage Loans)
                      -----------------------------------
Pool Cut Off Date                            08/01/1999
Loan Count:                                       3,756
Total Current Balance:                      320,583,965
Avg. Current Balance:                            85,352
Min Current Balance:                             11,160
Max Current Balance:                            518,745
Avg. Original Balance:                           85,507
Min Original Balance:                            11,200
Max Original Balance:                           520,000
Wtd Avg. Rate                                    10.068
Min Rate                                          6.870
Max Rate                                         14.990
Wtd Avg. Original Amort Term                     342.24
Wtd Avg. Rem Amort Term                          339.90
Wtd Avg. Seasoning                                 2.33
Wtd Avg. CLTV                                     77.91
Min CLTV                                          11.36
Max CLTV                                         100.00
% Second Liens                                     1.16
% Balloon Loans                                   52.87
Wtd Avg FICO Score                               600.95  ( for FICO >0 )
Min FICO Score                                      425  ( for FICO >0 )
Max FICO Score                                      819  ( for FICO >0 )
Wtd Avg DTI                                       38.19  ( for DTI >0 )
Max Maturity Date                            08/01/2029
Max Zip Code Concentration                        0.26% ( ZipCode: 92562 )
Prepayment Penalties                             67.17%


--------------------------------------------------------------------------------
                                       13

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OF MERRILL LYNCH APPEARS HERE]

                                             Computational Materials for
                                             Saxon Asset Securities Trust 1999-3

--------------------------------------------------------------------------------

                                      Arms Pool (Group II Mortgage Loans)
                                      -----------------------------------
Pool Cut Off Date                     08/01/1999            Wtd Avg. CLTV                78.42
Loan Count:                                1,998            Min CLTV                     14.17
Total Current Balance:               232,387,856            Max CLTV                     95.00
Avg. Current Balance:                    116,310            Wtd Avg FICO Score          578.76    ( for FICO >0 )
Min Current Balance:                      17,976            Min FICO Score                411     ( for FICO >0 )
Max Current Balance:                     749,332            Max FICO Score                797     ( for FICO >0 )
Avg. Original Balance:                   116,492            Wtd Avg DTI                  41.17    ( for DTI >0 )
Min Original Balance:                     18,000            Max Maturity Date         08/01/2029
Max Original Balance:                    750,000            Max Zip Code                 0.51%    ( ZipCode: 20854 )
Wtd Avg.Rate by Loan Type                                   Prepayment Penalties        80.31%
      One Year CMT                         9.012
      2/28 LIBOR                           9.944
      3/12 LIBOR                          10.291
      3/17 LIBOR                           9.500
      3/27 LIBOR                          10.023
      Six Month LIBOR                      9.391
Wtd Avg. Gross Margin by Loan Type
      One Year CMT                         6.548
      2/28 LIBOR                           6.373
      3/12 LIBOR                           7.006
      3/17 LIBOR                           5.000
      3/27 LIBOR                           6.286
      Six Month LIBOR                      6.674
Wtd Avg. Rate                              9.959
Min Rate                                   5.850
Max Rate                                  14.500
Wtd Avg. Margin                            6.343
Min Margin                                 2.875
Max Margin                                11.250
Wtd Avg. Lifecap                          16.568
Wtd Avg. Lifefloor                         9.861
Wtd Avg Initial Rate Cap                   2.968
Wtd Avg Periodic Rate Cap                  1.108
Wtd Avg Months to Roll                     25.60
Wtd Avg Interest Rate Freq                  6.08
Wtd Avg. Original Amort Term              359.81
Wtd Avg. Rem Amort Term                   356.82
Wtd Avg. Seasoning                          2.99

--------------------------------------------------------------------------------
                                       14

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OF MERRILL LYNCH APPEARS HERE]

                                             Computational Materials for
                                             Saxon Asset Securities Trust 1999-3

--------------------------------------------------------------------------------


                               ARMs Sub Pool II-A
                               ------------------

     Pool Cut Off Date                   08/01/1999            Wtd Avg. CLTV              78.69
     Loan Count:                           1,728               Min CLTV                   14.17
     Total Current Balance:              167,839,954           Max CLTV                   95.00
     Avg. Current Balance:                 97,130              Wtd Avg FICO Score        580.10     ( for FICO >0 )
     Min Current Balance:                  17,976              Min FICO Score              411      ( for FICO >0 )
     Max Current Balance:                 240,000              Max FICO Score              797      ( for FICO >0 )
     Avg. Original Balance:                97,281              Wtd Avg DTI                40.55     ( for DTI >0 )
     Min Original Balance:                 18,000              Max Maturity Date       08/01/2029
     Max Original Balance:                240,000              Max Zip Code               0.47%    ( ZipCode: 60620 )
                                                               Concentration
     Wtd Avg. by Loan Type                                     Prepayment Penalties      81.08%
          One Year CMT                        8.713
          2/28 LIBOR                         10.018
          3/12 LIBOR                         10.291
          3/27 LIBOR                         10.060
          Six Month LIBOR                     9.391
     Wtd Avg. by Loan Type
          One Year CMT                        6.294
          2/28 LIBOR                          6.424
          3/12 LIBOR                          7.006
          3/27 LIBOR                          6.350
          Six Month LIBOR                     6.674
     Wtd Avg. Rate                           10.011
     Min Rate                                 5.850
     Max Rate                                14.500
     Wtd Avg. Margin                          6.397
     Min Margin                               2.875
     Max Margin                              11.250
     Wtd Avg. Lifecap                        16.603
     Wtd Avg. Lifefloor                       9.921
     Wtd Avg Initial Rate Cap                 2.962
     Wtd Avg Periodic Rate Cap                1.090
     Wtd Avg Months to Roll                   25.54
     Wtd Avg Interest Rate Freq                6.07
     Wtd Avg. Original Amort Term            359.79
     Wtd Avg. Rem Amort Term                 356.82
     Wtd Avg. Seasoning                        2.97


--------------------------------------------------------------------------------
                                       15

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OF MERRILL LYNCH APPEARS HERE]

                                             Computational Materials for
                                             Saxon Asset Securities Trust 1999-3

--------------------------------------------------------------------------------

                                                 ARMS Sub Pool II-B

     Pool Cut Off Date                  08/01/1999             Max CLTV                   95.00
     Loan Count:                            270                Wtd Avg FICO Score        575.32     ( for FICO >0 )
     Total Current Balance:              64,547,902            Min FICO Score              443      ( for FICO >0 )
     Avg. Current Balance:                239,066              Max FICO Score              751      ( for FICO >0 )
     Min Current Balance:                  30,320              Wtd Avg DTI                42.78     ( for DTI >0 )
     Max Current Balance:                 749,332              Max Maturity Date       08/01/2029
     Avg. Original Balance:               239,448              Max Zip Code                1.85%   ( ZipCode:  20854  )
     Min Original Balance:                 30,320              Prepayment Penalties       78.30%
     Max Original Balance:                750,000
     Wtd Avg. by Loan Type
          One Year CMT                     9.538
          2/28 LIBOR                       9.750
          3/17 LIBOR                       9.500
          3/27 LIBOR                       9.931
       Wtd Avg. Gross Margin by Loan Type
          One Year CMT                     6.995
          2/28 LIBOR                       6.239
          3/17 LIBOR                       5.000
          3/27 LIBOR                       6.126
     Wtd Avg. Rate                         9.822
     Min Rate                              7.990
     Max Rate                              12.500
     Wtd Avg. Margin                       6.204
     Min Margin                            4.000
     Max Margin                            9.250
     Wtd Avg. Lifecap                      16.478
     Wtd Avg. Lifefloor                    9.707
     Wtd Avg Initial Rate Cap              2.983
     Wtd Avg Periodic Rate Cap             1.153
     Wtd Avg Months to Roll                25.75
     Wtd Avg Interest Rate Freq             6.10
     Wtd Avg. Original Amort Term          359.88
     Wtd Avg. Rem Amort Term               356.82
     Wtd Avg. Seasoning                     3.06
     Wtd Avg. CLTV                         77.71
     Min CLTV                              30.00


--------------------------------------------------------------------------------
                                       16

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OF MERRILL LYNCH APPEARS HERE]

                                             Computational Materials for
                                             Saxon Asset Securities Trust 1999-3

--------------------------------------------------------------------------------


                         Fixed Pool (Group I Mortgage Loans)
---------------------------------------------------------------------------------------

                                     Current Rate
---------------------------------------------------------------------------------------
                                                                                  % By
                                       Count              Current Balance      Balance
---------------------------------------------------------------------------------------
         6.750  -     6.999                4                     312,349          0.10
         7.000  -     7.249                1                     148,965          0.05
         7.250  -     7.499                4                     650,299          0.20
         7.500  -     7.749               21                   2,617,559          0.82
         7.750  -     7.999               26                   3,517,181          1.10
         8.000  -     8.249               50                   5,555,763          1.73
         8.250  -     8.499               85                   9,000,003          2.81
         8.500  -     8.749              175                  17,697,656          5.52
         8.750  -     8.999              275                  29,935,866          9.34
         9.000  -     9.249              163                  15,971,715          4.98
         9.250  -     9.499              202                  22,176,404          6.92
         9.500  -     9.749              273                  24,512,405          7.65
         9.750  -     9.999              392                  36,039,180         11.24
        10.000  -    10.249              155                  13,750,194          4.29
        10.250  -    10.499              227                  19,237,083          6.00
        10.500  -    10.749              323                  27,071,218          8.44
        10.750  -    10.999              299                  23,015,257          7.18
        11.000  -    11.249              161                  11,258,712          3.51
        11.250  -    11.499              143                  11,109,811          3.47
        11.500  -    11.749              179                  11,674,964          3.64
        11.750  -    11.999              142                   9,785,244          3.05
        12.000  -    12.249              108                   6,781,029          2.12
        12.250  -    12.499               85                   4,655,039          1.45
        12.500  -    12.749               79                   4,219,048          1.32
        12.750  -    12.999               63                   3,816,860          1.19
        13.000  -    13.249               36                   1,977,028          0.62
        13.250  -    13.499               29                   1,358,449          0.42
        13.500  -    13.749               19                   1,173,092          0.37
        13.750  -    13.999               14                     514,732          0.16
        14.000  -    14.249               13                     553,330          0.17
        14.250  -    14.499                2                      74,129          0.02
        14.500  -    14.749                2                     101,955          0.03
        14.750  -    14.999                6                     321,446          0.10
---------------------------------------------------------------------------------------
                                       3,756                 320,583,965        100.00


--------------------------------------------------------------------------------
                                       17

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OF MERRILL LYNCH APPEARS HERE]

                                             Computational Materials for
                                             Saxon Asset Securities Trust 1999-3

--------------------------------------------------------------------------------

                                    Remaining Amort Term
---------------------------------------------------------------------------------------------
                                                                                        % By
                                       Count                Current Balance          Balance
---------------------------------------------------------------------------------------------
            59 -              60           1                         25,682             0.01
           109 -             120          28                      1,376,527             0.43
           133 -             144           7                        386,456             0.12
           157 -             168           1                         38,134             0.01
           169 -             180         414                     25,879,700             8.07
           229 -             240          75                      4,938,641             1.54
           289 -             300           3                        234,346             0.07
           337 -             348           5                        692,391             0.22
           349 -             360       3,222                    287,012,088            89.53
---------------------------------------------------------------------------------------------
                                       3,756                    320,583,965           100.00

                                   Combined Loan To Value
---------------------------------------------------------------------------------------------
                                                                                        % By
                                       Count                Current Balance          Balance
---------------------------------------------------------------------------------------------
         10.01  -          15.00           3                        106,005             0.03
         15.01  -          20.00           1                         54,891             0.02
         20.01  -          25.00          13                        615,901             0.19
         25.01  -          30.00          16                      1,005,295             0.31
         30.01  -          35.00          22                        942,559             0.29
         35.01  -          40.00          31                      1,513,899             0.47
         40.01  -          45.00          39                      2,409,885             0.75
         45.01  -          50.00          65                      3,687,076             1.15
         50.01  -          55.00          69                      4,962,917             1.55
         55.01  -          60.00         120                      8,555,532             2.67
         60.01  -          65.00         229                     16,836,270             5.25
         65.01  -          70.00         347                     26,517,894             8.27
         70.01  -          75.00         528                     46,191,586            14.41
         75.01  -          80.00       1,025                     95,547,371            29.80
         80.01  -          85.00         492                     41,312,795            12.89
         85.01  -          90.00         653                     60,003,311            18.72
         90.01  -          95.00          86                      9,625,323             3.00
         95.01  -         100.00          17                        695,455             0.22
---------------------------------------------------------------------------------------------
                                       3,756                    320,583,965           100.00


--------------------------------------------------------------------------------
                                       18

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OF MERRILL LYNCH APPEARS HERE]

                                             Computational Materials for
                                             Saxon Asset Securities Trust 1999-3

--------------------------------------------------------------------------------

                                      Current Balance
---------------------------------------------------------------------------------------------
                                                                                        % By
                                       Count                Current Balance          Balance
---------------------------------------------------------------------------------------------
     10,000.01  -   25,000.00            115                      2,507,250             0.78
     25,000.01  -   50,000.00            969                     37,238,453            11.62
     50,000.01  -   75,000.00          1,039                     64,326,588            20.07
     75,000.01  -  100,000.00            618                     53,618,775            16.73
    100,000.01  -  150,000.00            601                     73,267,166            22.85
    150,000.01  -  200,000.00            233                     39,883,627            12.44
    200,000.01  -  250,000.00             86                     19,368,161             6.04
    250,000.01  -  300,000.00             50                     13,690,119             4.27
    300,000.01  -  350,000.00             26                      8,356,797             2.61
    350,000.01  -  400,000.00              5                      1,868,187             0.58
    400,000.01  -  450,000.00              6                      2,569,355             0.80
    450,000.01  -  500,000.00              7                      3,370,742             1.05
    500,000.01  -  525,000.00              1                        518,745             0.16
---------------------------------------------------------------------------------------------
                                       3,756                    320,583,965           100.00

                                         Loan Type
---------------------------------------------------------------------------------------------
                                                                                        % By
                                       Count                Current Balance          Balance
---------------------------------------------------------------------------------------------
10YR FIX                                  28                      1,376,527             0.43
12YR FIX                                   7                        386,456             0.12
15/30 BAL                              1,889                    169,495,143            52.87
15YR FIX                                 415                     25,917,835             8.08
20YR FIX                                  75                      4,938,641             1.54
25YR FIX                                   3                        234,346             0.07
30YR FIX                               1,338                    118,209,336            36.87
5YR FIX                                    1                         25,682             0.01
---------------------------------------------------------------------------------------------
                                       3,756                    320,583,965           100.00


--------------------------------------------------------------------------------
                                       19

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OF MERRILL LYNCH APPEARS HERE]

                                             Computational Materials for
                                             Saxon Asset Securities Trust 1999-3
--------------------------------------------------------------------------------


                                       Property Type
--------------------------------------------------------------------------------
                                                                           % By
                                      Count    Current Balance          Balance
--------------------------------------------------------------------------------
2-4 UNITS                               205         17,927,005             5.59
CONDO - HIGH RISE                        19          1,699,325             0.53
CONDO - LOW RISE                        115          7,664,500             2.39
MANUFACTURED HOME                       211         12,926,134             4.03
PUD                                     148         19,220,945             6.00
PUD - DEMINIMUS                           1            104,963             0.03
SINGLE FAMILY ATTACHED                   89          5,377,048             1.68
SINGLE FAMILY DETACHED                2,938        253,704,374            79.14
TOWNHOUSE                                30          1,959,671             0.61
--------------------------------------------------------------------------------
                                      3,756        320,583,965           100.00


                                        Occupancy
--------------------------------------------------------------------------------
                                                                           % By
                                      Count    Current Balance          Balance
--------------------------------------------------------------------------------
INVESTOR                                351         21,177,225             6.61
PRIMARY                               3,384        297,227,944            92.71
SECOND HOME                              21          2,178,796             0.68
--------------------------------------------------------------------------------
                                      3,756        320,583,965           100.00


                                        Lien Summary
--------------------------------------------------------------------------------
                                                                           % By
                                      Count    Current Balance          Balance
--------------------------------------------------------------------------------
              1                       3,664        316,865,705            98.84
              2                          92          3,718,260             1.16
--------------------------------------------------------------------------------
                                      3,756        320,583,965           100.00


--------------------------------------------------------------------------------
                                       20

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OF MERRILL LYNCH APPEARS HERE]

                                             Computational Materials for
                                             Saxon Asset Securities Trust 1999-3
--------------------------------------------------------------------------------


                               Documentation Level
-------------------------------------------------------------------------------
                                                                          % By
                                     Count    Current Balance          Balance
-------------------------------------------------------------------------------
FULL                                 3,011        243,035,129            75.81
LIMITED                                273         31,274,267             9.76
NO RATIO                                20          1,225,469             0.38
STATED INCOME                          452         45,049,100            14.05
-------------------------------------------------------------------------------
                                     3,756        320,583,965           100.00


                                  Loan Purpose
-------------------------------------------------------------------------------
                                                                          % By
                                     Count    Current Balance          Balance
-------------------------------------------------------------------------------
PURCHASE                             1,103         93,975,196            29.31
REFINANCE - NO CASH OUT                506         49,026,342            15.29
REFINANCE - CASH OUT                 2,147        177,582,427            55.39
-------------------------------------------------------------------------------
                                     3,756        320,583,965           100.00



--------------------------------------------------------------------------------
                                       21

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OF MERRILL LYNCH APPEARS HERE]

                                             Computational Materials for
                                             Saxon Asset Securities Trust 1999-3
--------------------------------------------------------------------------------



                                      State
--------------------------------------------------------------------------------
                                                                           % By
                                      Count    Current Balance          Balance
--------------------------------------------------------------------------------
ALASKA                                    2             74,782             0.02
ARIZONA                                  83          6,110,458             1.91
ARKANSAS                                 12            791,336             0.25
CALIFORNIA                              309         40,619,382            12.67
COLORADO                                 68          7,318,702             2.28
CONNECTICUT                              46          3,765,764             1.17
DELAWARE                                 17          1,712,663             0.53
DISTRICT OF COLUMBIA                      9          1,092,006             0.34
FLORIDA                                 283         23,882,116             7.45
GEORGIA                                 160         14,006,465             4.37
HAWAII                                   17          3,035,347             0.95
IDAHO                                    15          1,109,994             0.35
ILLINOIS                                116          9,087,784             2.83
INDIANA                                  85          5,153,876             1.61
IOWA                                     62          3,952,525             1.23
KANSAS                                   81          6,864,440             2.14
KENTUCKY                                 34          2,230,346             0.70
LOUISIANA                               109          7,595,185             2.37
MARYLAND                                 57          6,262,530             1.95
MASSACHUSETTS                            24          2,667,565             0.83
MICHIGAN                                163         11,803,656             3.68
MINNESOTA                                93          8,512,155             2.66
MISSISSIPPI                              42          2,774,843             0.87
MISSOURI                                171         11,487,482             3.58
MONTANA                                   5            373,320             0.12
NEBRASKA                                 29          2,316,512             0.72
NEVADA                                   16          1,483,360             0.46
NEW JERSEY                               64          7,821,581             2.44
NEW MEXICO                               43          3,691,314             1.15
NEW YORK                                 57          7,386,192             2.30
NORTH CAROLINA                          141         10,494,273             3.27
NORTH DAKOTA                              2             80,782             0.03
OHIO                                    173         11,377,006             3.55
OKLAHOMA                                 77          5,729,379             1.79
OREGON                                   81          8,377,476             2.61
PENNSYLVANIA                            187         12,607,173             3.93
RHODE ISLAND                              9          1,061,041             0.33


--------------------------------------------------------------------------------
                                       22

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OF MERRILL LYNCH APPEARS HERE]

                                             Computational Materials for
                                             Saxon Asset Securities Trust 1999-3
--------------------------------------------------------------------------------
SOUTH CAROLINA                           42          3,465,238             1.08

SOUTH DAKOTA                              2             76,879             0.02
TENNESSEE                               149         11,202,376             3.49
TEXAS                                   298         20,487,020             6.39
UTAH                                     32          3,119,849             0.97
VERMONT                                   1             67,931             0.02
VIRGINIA                                148         14,639,900             4.57
WASHINGTON                               76          8,402,627             2.62
WEST VIRGINIA                            29          1,590,783             0.50
WISCONSIN                                33          2,531,768             0.79
WYOMING                                   4            288,785             0.09
--------------------------------------------------------------------------------
                                      3,756        320,583,965           100.00

                                      Grade
--------------------------------------------------------------------------------
                                                                           % By
                                      Count    Current Balance          Balance
--------------------------------------------------------------------------------
A+                                      173         15,664,130             4.89
A                                       822         82,027,260            25.59
A-                                    1,580        140,943,456            43.96
B                                       643         47,444,468            14.80
C                                       464         29,224,857             9.12
D                                        74          5,279,794             1.65
--------------------------------------------------------------------------------
                                      3,756        320,583,965           100.00


                       Amortization Type (Balloon vs Non)
--------------------------------------------------------------------------------
                                      Count    Current Balance             % By
                                                                        Balance
--------------------------------------------------------------------------------
PARTIALLY AMORTIZING (Y)              1,889        169,495,143            52.87
FULLY AMORTIZING (N)                  1,867        151,088,822            47.13
--------------------------------------------------------------------------------
                                      3,756        320,583,965           100.00


--------------------------------------------------------------------------------
                                       23

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OF MERRILL LYNCH APPEARS HERE]

                                             Computational Materials for
                                             Saxon Asset Securities Trust 1999-3

--------------------------------------------------------------------------------

                            Arms Pool (Group II Mortgage Loans)
-------------------------------------------------------------------------------

                                  Current Rate
-------------------------------------------------------------------------------
                                                                          % By
                                 Count         Current Balance         Balance
-------------------------------------------------------------------------------
   5.750  -        5.999             1                 233,102            0.10
   6.750  -        6.999             1                 146,114            0.06
   7.000  -        7.249             4                 313,433            0.13
   7.250  -        7.499             2                 278,674            0.12
   7.500  -        7.749             5                 712,154            0.31
   7.750  -        7.999            16               2,057,795            0.89
   8.000  -        8.249            13               2,078,563            0.89
   8.250  -        8.499            31               4,728,771            2.03
   8.500  -        8.749            53               7,751,616            3.34
   8.750  -        8.999           141              21,016,161            9.04
   9.000  -        9.249            83              10,418,265            4.48
   9.250  -        9.499           141              17,269,407            7.43
   9.500  -        9.749           189              23,452,716           10.09
   9.750  -        9.999           321              42,805,914           18.42
  10.000  -       10.249           105              10,300,310            4.43
  10.250  -       10.499           175              19,553,554            8.41
  10.500  -       10.749           189              20,271,103            8.72
  10.750  -       10.999           200              22,505,165            9.68
  11.000  -       11.249            66               4,936,950            2.12
  11.250  -       11.499            72               6,548,426            2.82
  11.500  -       11.749            68               5,281,867            2.27
  11.750  -       11.999            46               3,788,080            1.63
  12.000  -       12.249            23               2,170,228            0.93
  12.250  -       12.499            13                 815,561            0.35
  12.500  -       12.749            21               1,338,655            0.58
  12.750  -       12.999             5                 436,295            0.19
  13.000  -       13.249             2                  83,933            0.04
  13.250  -       13.499             6                 443,725            0.19
  13.500  -       13.749             2                 211,769            0.09
  13.750  -       13.999             2                 261,004            0.11
  14.000  -       14.249             1                  38,889            0.02
  14.500  -       14.749             1                 139,658            0.06
-------------------------------------------------------------------------------
                                 1,998             232,387,856          100.00


--------------------------------------------------------------------------------
                                       24

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OF MERRILL LYNCH APPEARS HERE]

                                             Computational Materials for
                                             Saxon Asset Securities Trust 1999-3

--------------------------------------------------------------------------------


                              Remaining Amort Term
-------------------------------------------------------------------------------
                                                                          % By
                               Count           Current Balance         Balance
-------------------------------------------------------------------------------
   176 -           180             4                   196,213            0.08
   229 -           240             1                    66,121            0.03
   337 -           348            15                 1,599,360            0.69
   349 -           360         1,978               230,526,161           99.20
-------------------------------------------------------------------------------
                               1,998               232,387,856          100.00


                             Combined Loan To Value
-------------------------------------------------------------------------------
                                                                          % By
                               Count           Current Balance         Balance
-------------------------------------------------------------------------------
 10.01  -        15.00             1                    34,975            0.02
 15.01  -        20.00             1                    54,970            0.02
 20.01  -        25.00             4                   241,402            0.10
 25.01  -        30.00             3                   384,671            0.17
 30.01  -        35.00            10                   392,833            0.17
 35.01  -        40.00            11                   850,027            0.37
 40.01  -        45.00             7                   418,647            0.18
 45.01  -        50.00            25                 2,568,918            1.11
 50.01  -        55.00            23                 2,532,987            1.09
 55.01  -        60.00            50                 4,269,043            1.84
 60.01  -        65.00           133                13,342,701            5.74
 65.01  -        70.00           182                20,703,140            8.91
 70.01  -        75.00           292                33,404,424           14.37
 75.01  -        80.00           573                71,270,597           30.67
 80.01  -        85.00           302                32,815,855           14.12
 85.01  -        90.00           376                48,556,861           20.89
 90.01  -        95.00             5                   545,805            0.23
-------------------------------------------------------------------------------
                               1,998               232,387,856          100.00


--------------------------------------------------------------------------------
                                       25

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OF MERRILL LYNCH APPEARS HERE]

                                             Computational Materials for
                                             Saxon Asset Securities Trust 1999-3

--------------------------------------------------------------------------------
                                Current Balance
--------------------------------------------------------------------------------
                                                                           % By
                                       Count     Current Balance        Balance
--------------------------------------------------------------------------------
     15,000.01  -    25,000.00            18             394,801            0.17
     25,000.01  -    50,000.00           264          10,525,559            4.53
     50,000.01  -    75,000.00           475          29,767,998           12.81
     75,000.01  -   100,000.00           348          30,430,862           13.09
    100,000.01  -   150,000.00           473          57,704,509           24.83
    150,000.01  -   200,000.00           196          33,927,795           14.60
    200,000.01  -   250,000.00            94          20,968,635            9.02
    250,000.01  -   300,000.00            41          11,330,392            4.88
    300,000.01  -   350,000.00            30           9,691,995            4.17
    350,000.01  -   400,000.00            19           7,108,036            3.06
    400,000.01  -   450,000.00            16           6,867,238            2.96
    450,000.01  -   500,000.00             9           4,289,093            1.85
    550,000.01  -   600,000.00             6           3,422,482            1.47
    600,000.01  -   650,000.00             5           3,163,119            1.36
    650,000.01  -   700,000.00             2           1,327,383            0.57
    700,000.01  -   750,000.00             2           1,467,959            0.63
--------------------------------------------------------------------------------
                                       1,998         232,387,856          100.00


                                    Loan Type
--------------------------------------------------------------------------------
                                                                           % By
                                       Count     Current Balance        Balance
--------------------------------------------------------------------------------
1/1 CMT                                   22           3,089,010            1.33
2/28 Arm                               1,179         132,628,687           57.07
3/12 Arm                                   4             196,213            0.08
3/17 Arm                                   1              66,121            0.03
3/27 Arm                                 771          94,206,769           40.54
6ML                                       21           2,201,056            0.95
--------------------------------------------------------------------------------
                                       1,998         232,387,856          100.00


--------------------------------------------------------------------------------
                                       26

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OF MERRILL LYNCH APPEARS HERE]

                                             Computational Materials for
                                             Saxon Asset Securities Trust 1999-3
--------------------------------------------------------------------------------

                                  Property Type
------------------------------------------------------------------------------
                                                                         % By
                                    Count      Current Balance        Balance
------------------------------------------------------------------------------
2-4 UNITS                             102            9,715,241           4.18
CONDO - HIGH RISE                       7            1,005,475           0.43
CONDO - LOW RISE                       89            8,675,658           3.73
MANUFACTURED HOME                      48            3,342,982           1.44
PUD                                    93           15,367,976           6.61
PUD - DEMINIMUS                         2              479,578           0.21
SINGLE FAMILY ATTACHED                 26            2,817,552           1.21
SINGLE FAMILY DETACHED              1,626          190,318,994          81.90
TOWNHOUSE                               5              664,401           0.29
------------------------------------------------------------------------------
                                    1,998          232,387,856         100.00


                                    Occupancy
------------------------------------------------------------------------------
                                                                        % By
                                    Count      Current Balance       Balance
------------------------------------------------------------------------------
INVESTOR                              131           10,190,222           4.39
PRIMARY                             1,858          221,452,711          95.29
SECOND HOME                             9              744,922           0.32
------------------------------------------------------------------------------
                                    1,998          232,387,856         100.00


                                  Lien Summary
------------------------------------------------------------------------------
                                                                          % By
                                    Count      Current Balance         Balance
------------------------------------------------------------------------------
                       1            1,998          232,387,856         100.00
------------------------------------------------------------------------------
                                    1,998          232,387,856         100.00


--------------------------------------------------------------------------------
                                       27

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OF MERRILL LYNCH APPEARS HERE]

                                             Computational Materials for
                                             Saxon Asset Securities Trust 1999-3

--------------------------------------------------------------------------------


                               Documentation Level
----------------------------------------------------------------------------
                                                                       % By
                                  Count      Current Balance        Balance
----------------------------------------------------------------------------
FULL                              1,592          175,899,252          75.69
LIMITED                              92           16,201,569           6.97
NO RATIO                              4              369,016           0.16
STATED INCOME                       310           39,918,019          17.18
----------------------------------------------------------------------------
                                  1,998          232,387,856         100.00


                                  Loan Purpose
----------------------------------------------------------------------------
                                                                       % By
                                  Count      Current Balance        Balance
----------------------------------------------------------------------------
PURCHASE                            772           87,692,644          37.74
REFINANCE - NO CASH OUT             245           30,552,224          13.15
REFINANCE - CASH OUT                981          114,142,988          49.12
----------------------------------------------------------------------------
                                  1,998          232,387,856         100.00


--------------------------------------------------------------------------------
                                       28

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OF MERRILL LYNCH APPEARS HERE]

                                             Computational Materials for
                                             Saxon Asset Securities Trust 1999-3

--------------------------------------------------------------------------------

                                      State
---------------------------------------------------------------------------
                                                                      % By
                                 Count      Current Balance        Balance
---------------------------------------------------------------------------
ALASKA                               6              691,541           0.30
ARIZONA                             61            6,271,284           2.70
ARKANSAS                             6              253,742           0.11
CALIFORNIA                         364           65,221,925          28.07
COLORADO                            62            8,497,420           3.66
CONNECTICUT                         28            2,854,885           1.23
DELAWARE                            16            1,752,617           0.75
DISTRICT OF COLUMBIA                 1              373,312           0.16
FLORIDA                             75            7,125,371           3.07
GEORGIA                             24            2,548,107           1.10
HAWAII                               4              763,132           0.33
IDAHO                               18            1,720,591           0.74
ILLINOIS                           103           11,727,909           5.05
INDIANA                             86            5,512,541           2.37
IOWA                                17            1,263,484           0.54
KANSAS                              18            1,768,399           0.76
KENTUCKY                            17            1,917,548           0.83
LOUISIANA                           17            1,623,442           0.70
MAINE                                1              123,504           0.05
MARYLAND                            24            5,618,161           2.42
MASSACHUSETTS                       18            1,824,807           0.79
MICHIGAN                           106            7,862,394           3.38
MINNESOTA                           53            6,269,164           2.70
MISSISSIPPI                         10              746,287           0.32
MISSOURI                            54            3,947,954           1.70
MONTANA                              3              278,160           0.12
NEBRASKA                             4              286,987           0.12
NEVADA                              35            4,037,117           1.74
NEW HAMPSHIRE                        3              262,485           0.11
NEW JERSEY                          24            3,296,001           1.42
NEW MEXICO                           9              789,962           0.34
NEW YORK                             8            1,089,382           0.47
NORTH CAROLINA                      50            3,985,162           1.71
NORTH DAKOTA                         1               29,493           0.01
OHIO                               173           14,276,466           6.14
OKLAHOMA                            23            1,585,512           0.68
OREGON                              66            8,199,337           3.53


--------------------------------------------------------------------------------
                                       29

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OF MERRILL LYNCH APPEARS HERE]

                                             Computational Materials for
                                             Saxon Asset Securities Trust 1999-3

--------------------------------------------------------------------------------

PENNSYLVANIA                              54            5,020,800           2.16
RHODE ISLAND                               1              193,354           0.08
SOUTH CAROLINA                            15            1,341,446           0.58
TENNESSEE                                 17            1,555,601           0.67
TEXAS                                     85            8,512,506           3.66
UTAH                                      57            7,866,558           3.39
VIRGINIA                                  26            3,612,395           1.55
WASHINGTON                               122           15,185,353           6.53
WEST VIRGINIA                              6              483,808           0.21
WISCONSIN                                 25            1,675,449           0.72
WYOMING                                    2              545,001           0.23
--------------------------------------------------------------------------------
                                       1,998          232,387,856         100.00



                                     Grade
--------------------------------------------------------------------------------
                                                                            % By
                                       Count      Current Balance        Balance
--------------------------------------------------------------------------------
A+                                         1              203,847           0.09
A                                         20            4,155,468           1.79
A-                                       948          121,669,798          52.36
B                                        498           56,345,166          24.25
C                                        421           38,956,783          16.76
D                                        110           11,056,794           4.76
--------------------------------------------------------------------------------
                                       1,998          232,387,856         100.00



                                 Gross Margin
--------------------------------------------------------------------------------
                                                                            % By
                                       Count      Current Balance        Balance
--------------------------------------------------------------------------------
        2.000      -       2.999           1              203,847           0.09
        3.000      -       3.999           3              248,811           0.11
        4.000      -       4.999          62            9,839,602           4.23
        5.000      -       5.999         411           54,597,314          23.49
        6.000      -       6.999       1,033          115,119,120          49.54
        7.000      -       7.999         423           46,302,351          19.92
        8.000      -       8.999          59            5,631,241           2.42
        9.000      -       9.999           5              379,739           0.16
       11.000      -      11.999           1               65,832           0.03
--------------------------------------------------------------------------------
                                       1,998          232,387,856         100.00


--------------------------------------------------------------------------------
                                      30

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OF MERRILL LYNCH APPEARS HERE]

                                             Computational Materials for
                                             Saxon Asset Securities Trust 1999-3

--------------------------------------------------------------------------------


                                Gross Life Cap
--------------------------------------------------------------------------------
                                                                            % By
                                       Count      Current Balance        Balance
--------------------------------------------------------------------------------
           12.500  -      12.999           2              379,217           0.16
           13.000  -      13.499           3              342,499           0.15
           13.500  -      13.999          13            1,643,529           0.71
           14.000  -      14.499          22            3,398,774           1.46
           14.500  -      14.999          99           12,213,796           5.26
           15.000  -      15.499         127           16,013,822           6.89
           15.500  -      15.999         310           42,497,834          18.29
           16.000  -      16.499         228           25,515,943          10.98
           16.500  -      16.999         445           56,546,253          24.33
           17.000  -      17.499         239           24,666,640          10.61
           17.500  -      17.999         306           32,006,272          13.77
           18.000  -      18.499          89            7,701,129           3.31
           18.500  -      18.999          68            5,197,655           2.24
           19.000  -      19.499          25            2,198,540           0.95
           19.500  -      19.999          17            1,586,062           0.68
           20.000  -      20.499           4              340,235           0.15
           20.500  -      20.999           1              139,658           0.06
--------------------------------------------------------------------------------
                                       1,998          232,387,856         100.00


--------------------------------------------------------------------------------
                                      31

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OF MERRILL LYNCH APPEARS HERE]
                                             Computational Materials for
                                             Saxon Asset Securities Trust 1999-3

--------------------------------------------------------------------------------


                               Gross Life Floor
--------------------------------------------------------------------------------
                                                                            % By
                                       Count      Current Balance        Balance
--------------------------------------------------------------------------------
            3.500  -       3.999           1              114,393           0.05
            4.500  -       4.999           2              778,101           0.33
            5.000  -       5.499           1               69,238           0.03
            5.500  -       5.999           7            1,495,691           0.64
            6.000  -       6.499          13            1,506,435           0.65
            6.500  -       6.999          12            1,051,611           0.45
            7.000  -       7.499          13            1,841,969           0.79
            7.500  -       7.999          23            3,298,294           1.42
            8.000  -       8.499          43            6,088,706           2.62
            8.500  -       8.999         191           28,281,001          12.17
            9.000  -       9.499         219           26,612,008          11.45
            9.500  -       9.999         499           64,219,483          27.63
           10.000  -      10.499         275           29,480,069          12.69
           10.500  -      10.999         377           41,610,179          17.91
           11.000  -      11.499         135           11,211,369           4.82
           11.500  -      11.999         114            9,069,947           3.90
           12.000  -      12.499          36            2,985,790           1.28
           12.500  -      12.999          25            1,593,389           0.69
           13.000  -      13.499           7              467,753           0.20
           13.500  -      13.999           4              472,773           0.20
           14.500  -      14.999           1              139,658           0.06
--------------------------------------------------------------------------------
                                       1,998          232,387,856         100.00



                               Periodic Rate Cap
--------------------------------------------------------------------------------
                                                                            % By
                                       Count      Current Balance        Balance
--------------------------------------------------------------------------------
            1.000                      1,679          187,267,576          80.58
            1.500                        294           41,419,623          17.82
            2.000                         23            3,123,798           1.34
            3.000                          2              576,859           0.25
--------------------------------------------------------------------------------
                                       1,998          232,387,856         100.00


--------------------------------------------------------------------------------
                                      32

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OF MERRILL LYNCH APPEARS HERE]

                                             Computational Materials for
                                             Saxon Asset Securities Trust 1999-3

--------------------------------------------------------------------------------


                                Next Roll Date
--------------------------------------------------------------------------------
                                                                            % By
                                       Count      Current Balance        Balance
--------------------------------------------------------------------------------
1999-09                                    1               65,832           0.03
1999-10                                    5              592,821           0.26
1999-11                                    7              608,413           0.26
1999-12                                    6              688,318           0.30
2000-01                                    3              350,654           0.15
2000-02                                    3              423,918           0.18
2000-04                                    7              945,251           0.41
2000-05                                    8            1,112,287           0.48
2000-06                                    9              944,795           0.41
2000-07                                    2              260,381           0.11
2000-08                                    3              380,732           0.16
2000-10                                    5              267,527           0.12
2000-11                                   10            1,426,781           0.61
2000-12                                    9            1,359,021           0.58
2001-01                                   11            1,620,054           0.70
2001-02                                   19            1,794,180           0.77
2001-03                                   51            6,571,342           2.83
2001-04                                  356           41,982,885          18.07
2001-05                                  328           36,835,428          15.85
2001-06                                  208           23,901,033          10.28
2001-07                                  159           14,242,849           6.13
2001-08                                   12            1,544,250           0.66
2001-11                                    1               66,052           0.03
2001-12                                    1               75,833           0.03
2002-01                                    5              234,132           0.10
2002-02                                    8            1,279,574           0.55
2002-03                                   32            4,449,842           1.91
2002-04                                  154           18,814,326           8.10
2002-05                                  157           19,335,053           8.32
2002-06                                  204           24,710,172          10.63
2002-07                                  163           19,210,860           8.27
2002-08                                   51            6,293,260           2.71
--------------------------------------------------------------------------------
                                       1,998          232,387,856         100.00

--------------------------------------------------------------------------------
                                      33

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OF MERRILL LYNCH APPEARS HERE]

                                             Computational Materials for
                                             Saxon Asset Securities Trust 1999-3

--------------------------------------------------------------------------------


FOR ADDITIONAL INFORMATION PLEASE CALL:

Asset Backed Finance
--------------------
Pete Cerwin                (212) 449-3270
Ken Mulford                (212) 449-0752
Peter Cai                  (212) 449-6384

ABS Trading/Syndicate
---------------------
Scott Soltas               (212) 449-3659
Terrence Mack              (212) 449-3659
Brian Kane                 (212) 449-3659

ABS Trading
-----------
Vince Mora                 (212) 449-5320
Dan Pace                   (212) 449-5320

Asset Backed Research
---------------------
Chris Flanagan             (212) 449-1655
Ralph DiSerio              (212) 449-1629
Ryan Asato                 (212) 449-9622

--------------------------------------------------------------------------------
                                      34

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.